LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS (UNAUDITED)
For the period April 1, 2002 -- September 30, 2002

A claim of exemption under regulation 4.7 has been filed with the Commodity Futures Trading Commission for Lazard Alternative Strategies Fund, L.L.C.

                   AFFIRMATION OF THE COMMODITY POOL OPERATOR

IN WITNESS WHEREOF, the undersigned has made and signed this document as of the 19th day of November, 2002, and affirms that to the best of his knowledge and belief the information contained in these Financial Statements is accurate and complete.



                 By:/S/ MICHAEL S. ROME
                    --------------------------------
                 Michael S. Rome -- Managing Director, Lazard Alternatives, LLC. For Lazard Alternative Strategies Fund, L.L.C.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS (UNAUDITED)
For the period April 1, 2002 -- September 30, 2002




Management Commentary                                                          1

Schedule of Investments                                                        8

Statement of Assets, Liabilities and Members' Capital -- Net Asset             9

Statement of Operations                                                       10

Statement of Changes in Members' Capital -- Net Assets                        11

Statement of Cash Flows                                                       12

Notes to Financial Statements                                                 13

[GRAPHIC OMITTED]  LAZARD
ADMINISTRATOR
PFPC, Inc.

400 Bellevue Parkway
Wilmington
Delaware 19809

Tel: 302-791-2595
Fax: 302-791-4076

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.



November 7, 2002


Dear Investor,

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C. (the "Fund") was launched on September 1, 2001. Despite the difficult market environment during most of the Fund's first year, the Fund has posted an annualized return of 5.1% since inception, net of all fees. In addition, the Fund has bettered its 4-7% annualized volatility target with an annualized volatility since inception of 2.6%.

During the particularly challenging period of the second and third quarters of 2002, the Fund gained 1.7%, net of all fees during this period. While the Fund fell short of its absolute return objectives over the quarter, the Fund was able to produce modest returns and protect capital. In addition, in relative terms, performance was attractive when compared to peers and benchmarks:

                                                  APRIL- SEPT 30, 2002        SINCE SEPT 1, 2001(3)
                                                     RATE OF RETURN      RATE OF RETURN(4)    VOLATILITY(5)
LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.(1)             1.7%                  5.1%              2.6%
Hedge Fund Research Fund of Funds Index                  (0.9)%                 1.0%              3.0%
MSCI World Index(2)                                     (26.5)%              (25.6)%             18.0%
S&P 500(2)                                              (28.9)%              (26.2)%             18.7%
Three-Month U.S. Treasury Bill Rate(2)                    0.9%                  2.1%              0.2%


LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.(1)
MONTHLY RETURNS

----------- ----  ----  ----  ----- ---- -----  -----  ----  ----   -----    -----   -----   ----
            JAN   FEB   MAR   APR   MAY  JUNE   JULY   AUG   SEPT   OCT      NOV     DEC      YTD
----------- ----  ----  ----  ----- ---- -----  -----  ----  ----   -----    -----   -----   ----
2001                                                         0.0%   1.2%     0.4%    0.7%    2.4%
----------- ----  ----  ----  ----- ---- -----  -----  ----  ----   -----    -----   -----   ----
2002        0.6%  0.5%  0.2%  1.6%  0.7% -0.3%  -1.5%  0.7%  0.6%                            3.1%
----------- ----  ----  ----  ----- ---- -----  -----  ----  ----   -----    -----   -----   ----

(1)Returns are reported net of fees, including any incentive allocation. Past performance, wherever stated in this letter, is not indicative of future results.
(2)The investment programs of the Fund, and the hedge funds in which it invests, are not restricted to securities comprising these indices. The funds may have exposure to various portfolio management techniques, such as short selling, not reflected in these indices.
(3)Inception date of the Fund.
(4)Returns are annualized.
(5)Volatility is measured as annualized standard deviation.

[GRAPHIC OMITTED]  LAZARD

Page -- 2 --

MARKET REVIEW AND OUTLOOK

April through September of 2002 was a particularly difficult period for market participants. Despite improving economic data, geopolitical uncertainty and corporate malfeasance discouraged equity investors with all major equity indices. The resignation of Tyco's CEO for tax evasion; Xerox's SEC investigation and eventual restatement of $1.9 billion of earnings; and the discovery of massive scale fraud at WorldCom, have seriously eroded investor confidence in public equities. By the end of June, hopes of second half growth anywhere near the vicinity of the first quarter's 6%, had been all but abandoned.

The market environment was grueling. The business news continued to read like a gossip column, as scandal after scandal was revealed, further eroding investor confidence. Despite a pause during August, the S&P 500 and Dow Jones Industrial Index ended September at levels not seen since 1997, and the Nasdaq tumbled to its 1996 level. If the fourth quarter produces flat returns, 2002 will see the U.S. equity markets generate their second worst annual return since 1937. Hope for the out-performance of non-U.S. markets was in vain, with the FTSE 100 down over 29%, the CAC 40 down over 40%, and the DAX plunging over 48% over the second and third quarters.

Fixed income markets, although slightly less susceptible to market instability than the equity markets, also suffered over the period. Corporate bonds, which had been performing well for the first quarter and the beginning of the second quarter, saw dramatic widening in credit-spreads. The Lehman Brothers U.S. High Yield Corporate Index fell 9.1% over the April to September period. Despite the horrid numbers, some spread sectors did better in August and September. Treasuries, agencies and mortgages were the only consistent winners, with the better returns at the longer end (just the opposite of corporate bonds).

Intra-month volatility was high in the foreign exchange markets. The Euro's rally against the U.S. Dollar that started in the second quarter continued during July, breaching the 1.00 $/Euro level before retracing to as low as
0.9660 $/Euro and closing the period at 0.9866 $/Euro. This represented an improvement of 0.5% in favor of the U.S. Dollar. After falling versus the Yen during the second quarter, the U.S. Dollar strengthened almost 2%, but still remains well below the 130 Yen/$ levels seen earlier in the year.

Equity volatility remains high and even accelerated in certain European and emerging markets. The severe bear market has taken its toll and several measures, such as dividend yields versus government bond yields or forward-looking price-to-earnings (P/E) ratios, are indicating that the excesses of the late nineties have been mostly purged.

However, investor faith in companies' reported earnings is still shaken. Geopolitical conflict still appears likely, with the range of outcomes and impacts on the market and global economy both highly disparate and highly uncertain. In addition, there is little reason to expect that excesses in undervaluations could not be equally as severe as the overvaluations of the bubble. All of these factors suggest that, until convincing evidence of growth in the U.S. and global economies re-materializes, it is prudent to expect a prolonged period of lower capital market returns.

[GRAPHIC OMITTED]  LAZARD

Page -- 3 --

STRATEGY REVIEW

The  Fund's  exposure  to  Relative  Value,   Long/Short  and  Tactical  Trading
strategies contributed positively to performance over the period, while Event Driven strategies generated modest losses.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                  STRATEGY WEIGHTINGS AS OF SEPTEMBER 30, 2002

RELATIVE VALUE      20.69%
EVENT DRIVEN        28.56%
LONG/SHORT          22.60%
TACTICAL TRADING    23.86%
CASH                 4.28%

                   100.00%

All information on allocations to hedge funds is as of September 30, 2002. The Fund's allocations to various strategies, sub-styles, and hedge funds may change significantly over time.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                APRIL TO SEPTEMBER 2002 PERFORMANCE CONTRIBUTION

Relative Value      107
Event Driven         (7)
Long/Short           42
Tactical Trading    156


Presented gross of fees and expenses. For net performance, see page 1.

[GRAPHIC OMITTED]  LAZARD

Page -- 4 --

EVENT DRIVEN STRATEGIES
APPROXIMATELY 29% OF PORTFOLIO AS OF SEPTEMBER 30, 2002


The Fund is currently allocated to seven hedge funds in the Event Driven strategy. Sub-styles of these hedge funds are merger arbitrage, distressed securities, and special situations. Managers utilizing these sub-styles participate in both U.S. and non-U.S. markets. Unfortunately, the gains from distressed investing were offset by losses in special situations. The gross performance attribution of the Event Driven strategy was (0.07)% over the period.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                  EVENT DRIVEN

Distressed Securities         47
Merger Arbitrage              -3
Special Situations           -51


Presented gross of fees and expenses. For net performance, see page 1.


Distressed investing was the one Event Driven style that contributed positively to the portfolio over the period. As supply continued in generous quantities, the period provided many opportunities and heartbreaks for distressed investors. Despite equity volatility, credit markets improved in April as bond-yields fell in response to perceived sluggishness of the rebound and the continuing absence of inflationary pressures. May was a bit more difficult than April, but distressed investors with credit expertise were still able to produce positive returns on both long and short positions. June was the hardest-hit month with the Worldcom news sending market participants into a flurry of selling that caused significant spread widening in corporate bonds, and a concurrent markdown of most distressed valuations. Pressured equity markets continued to weigh on the distressed markets during July. Still recovering from this volatility, credit spreads continued to widen during the first half of August. However, increased inflows into the asset class resulted in better distressed pricing by the end of August, especially in the higher quality names. September also demonstrated the importance of security selection as perceived high-quality bond spreads narrowed while poorer quality spreads widened.

[GRAPHIC OMITTED]  LAZARD

Page -- 5 --

As expected, dedicated merger arbitrage managers had few opportunities over the period. Merger and acquisition activity increased slightly, but transaction flow still remained the slowest in many years. Unfortunately, as markets continued their turbulent paths, merger spreads widened on perceived increased deal risk. The impact of this sub-style was minimal as overall Fund exposure to merger arbitrage was reduced in the first quarter. Until signs of an economic recovery are evident, merger arbitrage is likely to continue to deliver sub-optimal returns and the Fund's exposure will be kept proportionately small.


LONG/SHORT
APPROXIMATELY 23% OF PORTFOLIO AS OF SEPTEMBER 30, 2002

The Fund is currently allocated to six hedge funds in the Long/Short Equity strategy. Long/Short equity added a gross 0.42% to overall Fund performance. Sub-strategy gross performance contributions for the period were as follows:


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                               LONG/SHORT EQUITY

US Equity           121
Sector Focused      (28)
European Equity     (49)
Asian Equity         -2


Presented gross of fees and expenses. For net performance, see page 1.

Equity markets continued on a clear downward path, punctuated by several sharp rallies. The managers within the Long/Short sector were presented with one of the most difficult market environments through which to navigate. After a short respite in May, the stock market fell again, with quick and deep dips occurring during June. Several of the Fund's managers generated positive returns over the whole period. Stock selection and market exposure became the main determinants of wins and losses with short exposures being the main drivers of gains. In addition, deft trading skills also added to gains as managers that opportunistically took profits avoided some of the whip-saw motions of the markets. Although none of the managers in the Fund are short-only managers, many maintained a net short exposure throughout the period. Sector-specific and region-specific funds had the most difficulty due to their net long exposures.

RELATIVE VALUE STRATEGIES
APPROXIMATELY 21% OF PORTFOLIO AS OF SEPTEMBER 30, 2002

The Fund is currently allocated to six hedge funds employing Relative Value strategies. The specific styles of these underlying hedge funds can be classified as convertible arbitrage (U.S. and non-U.S.), fixed income arbitrage (including global credit and mortgage-backed strategies) and multi-strategy arbitrage. The Relative Value Strategy was a positive contributor of 1.07% to the gross overall portfolio with all three sub-styles performing positively over the period. Sub-strategy gross performance contributions for the period were as follows:


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                 RELATIVE VALUE

Convertible Arbitrage         33
Fixed Income Arbitrage        62
Multi Arbitrage               12


Presented gross of fees and expenses. For net performance, see page 1.


Fixed income arbitrage strategies performed very well. Mortgage-backed and other asset-backed securities and higher quality credits continued to deliver superior returns throughout the period, benefiting from the general flight to quality that often occurs during difficult markets. In addition, capital structure arbitrage continued to deliver profitable opportunities and appears to have continuing favorable prospects in the near term. The pairs-trading strategies of one manager, that had been a drag on performance early in the year, produced much-awaited returns during the latter half of the second quarter and during the third quarter.

The Fund's investment in convertible arbitrage strategies contributed positively to the quarter's performance. Convertible bonds were helped by the obvious increase in volatility over the entire period. Credit deterioration muted returns between April and July, but credit spread tightening in August and September added to gains.

[GRAPHIC OMITTED]  LAZARD

Page -- 7 --

TACTICAL TRADING
APPROXIMATELY 24% OF PORTFOLIO AS OF SEPTEMBER 30, 2002

The Fund is currently allocated to six funds in the Tactical Trading strategy. The 1.56% of gross contribution from this strategy over the last six months, came solely from discretionary managers because, as has been the case since launch, the Fund did not hold any systematic traders over the period. As strategies between Tactical Traders differ greatly, there tends to be a wide dispersion of returns among managers.

Gains resulted mostly from those managers who correctly positioned for macro movements in interest rates and currencies. One manager, who focuses on Federal Reserve policy, profited from being correctly positioned throughout the period, carefully monitoring changes in sentiments. Other profits came from long interest rate positions in Europe during July and other interest rate bets on the U.S. throughout the quarter. Losses were experienced in currencies during June and July when markets were volatile, but with little net change month-to-month, and again in August when the Yen fell almost 3% against the U.S. Dollar. Gains were also offset by one manager who was incorrectly positioned for an improved economy and higher interest rates.


PORTFOLIO OUTLOOK

In the current environment, the Fund will continue to seek to construct a diversified portfolio of alpha-seeking strategies with low embedded systematic market exposure while pursuing opportunities from individual security selection and relative value investing. Event driven situations in credit markets remain numerous given the continuing activity in down-grades and bankruptcies. Extracting returns from the volatile but liquid global commodity, currency, and bond markets is still fertile ground for traders with appropriate risk management disciplines.

The team is continually screening the dynamic and rapidly evolving hedge fund universe for managers with proven investment skills and sound business structures. From our pool of qualified managers we will continue to try to add managers with diversified and non-correlated alpha opportunity sets to our portfolio. We strive for the objective of higher absolute returns, though without the expectation that capital markets will necessarily cooperate in the near term.

Even if markets do not cooperate, the team is committed to seeking to generate low-volatility, positive returns which we hope will benefit our investors' overall asset performance.

Sincerely,


/S/ KIT BOYATT             /S/ CHRISTIAN FREI        /S/ CHRIS HEASMAN
Kit Boyatt                 Christian Frei            Chris Heasman
Director                   Director                  Director

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.


SCHEDULE OF INVESTMENTS (UNAUDITED)
-----------------------------------------------------------------------------------

INVESTMENTS IN PORTFOLIO FUNDS   (95.72%)                       SEPTEMBER 30, 2002
    RELATIVE VALUE   (20.69%)
      Andromeda Global Credit Partners, LP                       $        1,101,229
      Argent Lowlev Convertible Arbitrage Fund LLC                        1,702,192
      Blackthorn Partners, LP                                             1,323,580
      LIM Asia Arbitrage Fund, Inc.                                         677,104
      Silverback Partners LP                                              1,548,403
      West Side Partners, LP                                              2,608,727
                                                                --------------------
                                                                          8,961,235
                                                                --------------------
    EVENT DRIVEN   (28.56.%)
      European Merger Fund LLC                                            1,319,967
      Farallon Capital Partners, LP                                       2,638,226
      Gramercy Emerging Markets LLC                                       1,503,705
      Marathon Special Opportunity Fund, LP                               2,610,269
      Spinnaker Global Emerging Markets Fund LTD                          1,531,962
      The Canyon Value Realization Fund, LP                               2,181,696
      York Capital Management, LP                                           584,172
                                                                --------------------
                                                                         12,369,997
                                                                --------------------
    TACTICAL TRADING   (23.86%)
      Framework Asset Partners LP                                         2,147,387
      Graham Global Investment Fund, LTD                                  2,342,226
      Rubicon Global Partners, LP                                         1,205,527
      Vega Relative Value Fund LTD                                        1,307,290
      Vega Select Opportunities Fund, LTD                                 1,730,168
      Victory Fund, LP                                                    1,601,286
                                                                --------------------
                                                                         10,333,884
                                                                --------------------
    LONG/SHORT   (22.60%)
      Candlewood QP Fund, LP                                                798,028
      Glenhill Capital, L.P.                                              2,735,917
      MPM BioEquities Fund, LP                                              464,972
      RAB Europe Partners, LP                                             1,400,380
      Shaker Investments, LP                                              3,303,931
      Whitney New Japan Partners, LP                                      1,085,450
                                                                --------------------
                                                                          9,788,678
                                                                --------------------

    TOTAL INVESTMENTS IN PORTFOLIO FUNDS (COST $39,676,452)              41,453,794

    OTHER ASSETS, LESS LIABILITIES (4.28%)                                1,853,859
                                                                --------------------
    MEMBERS' CAPITAL -- NET ASSETS (100.00%)                     $       43,307,653
                                                                ====================


                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.


STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL -- NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------------

                                                                    SEPTEMBER 30, 2002
ASSETS

Investments in Portfolio Funds, at fair value (cost - $39,676,452)   $     41,453,794
Cash and cash equivalents                                                  19,515,105
Receivable from redemption of Portfolio Funds                                  90,680
Interest receivable                                                             1,634
                                                                    ------------------

      TOTAL ASSETS                                                         61,061,213
                                                                    ------------------

LIABILITIES

Prepaid contributions                                                      17,650,000
Management fee payable                                                         83,034
Board of Managers' fees payable                                                 1,500
Other accrued expenses                                                         19,026
                                                                    ------------------
      TOTAL LIABILITIES                                                    17,753,560
                                                                    ------------------

           NET ASSETS                                                $      43,307,653
                                                                    ==================

MEMBERS' CAPITAL -- NET ASSETS

Represented by:
Paid in Capital                                                      $     41,756,025
Accumulated net investment loss                                              (440,853)
Accumulated net realized gains                                                215,139
Net unrealized appreciation on investments                                  1,777,342
                                                                    ------------------

      MEMBERS' CAPITAL -- NET ASSETS                                 $      43,307,653
                                                                    ==================


                See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.


STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------------------

                                                                           APRIL 1, 2002
                                                                       TO SEPTEMBER 30, 2002
INVESTMENT INCOME
    Interest                                                                 $      5,590
                                                                            --------------

         TOTAL INVESTMENT INCOME                                                    5,590
                                                                            --------------

EXPENSES
    OPERATING EXPENSES:
      Management fees                                                             140,693
      Accounting and administration fees                                           63,599
      Legal fees                                                                   25,146
      Audit fees                                                                   21,286
      Board of Managers' fees and expenses                                         18,000
      Custodian fees                                                                3,975
      Miscellaneous                                                                 1,250
                                                                            --------------

         TOTAL OPERATING EXPENSES                                                 273,949


      Accounting and administration fees waived                                    (8,334)
                                                                            --------------

         NET EXPENSES                                                             265,615
                                                                            --------------

         NET INVESTMENT LOSS                                                     (260,025)


         NET REALIZED GAIN ON INVESTMENTS                                         189,625

         NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                     722,585
                                                                           --------------

         INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES          652,185

         TENTATIVE INCENTIVE REALLOCATION                                         (65,228)
                                                                            --------------

         INCREASE IN MEMBERS' CAPITAL DERIVED FROM INVESTMENT ACTIVITIES
           AVAILABLE FOR DISTRIBUTION TO CONTRIBUTING MEMBERS                $     586,957
                                                                            ==============


                See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.


STATEMENT OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
For the periods ending March 31, 2002 and September 30, 2002

                                                              Contributing       Special
                                                                 Members          Member           Total


    Beginning Balance at December 31, 2001                  $   22,542,474    $    56,945     $    22,599,419
    Capital contributions                                          215,000             --             215,000
    Capital withdrawals                                                           (56,945)            (56,945)
    Net investment loss                                           (120,570)            --            (120,570)
    Net realized gain on investments                                25,514             --              25,514
    Net change in unrealized appreciation on
      investments                                                  425,050             --             425,050
    Tentative Incentive reallocation                               (32,999)        32,999                  --
                                                          ----------------------------------------------------

      Members' capital at March 31, 2002                        23,054,469         32,999          23,087,468



    Capital contributions                                   $   20,090,000    $        --     $    20,090,000
    Capital withdrawals                                           (522,000)            --            (522,000)
    Net investment loss                                           (260,025)            --            (260,025)
    Net realized gain on investments                               189,625             --             189,625
    Net change in unrealized appreciation on
      investments                                                  722,585             --             722,585
    Tentative Incentive reallocation                               (65,228)        65,228                  --
                                                          ----------------------------------------------------

      Members' capital at September 30, 2002                $   43,209,426    $    98,227     $    43,307,653
                                                          ====================================================

                See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.


STATEMENT OF CASH FLOWS (UNAUDITED)
----------------------------------------------------------------------------------------------------

                                                                                   APRIL 1, 2002
                                                                               TO SEPTEMBER 30, 2002
CASH FLOWS FROM OPERATING ACTIVITIES
Increase in members' capital derived from investment activities available
    for distribution to contributing members                                  $      586,957
    Adjustments to reconcile increase in members' capital derived from investment activities to net cash used for operating activities:
         Purchases of Portfolio Funds                                            (21,950,000)
         Proceeds from redemption of Portfolio Funds                               3,613,625
         Net decrease in receivable for redemption of Portfolio Funds                550,381
         Net realized gain on redemptions of Portfolio Funds                        (189,625)
         Net appreciation on investments in Portfolio Funds                         (722,585)
         Tentative incentive reallocation                                             65,228
         Increase in interest receivable                                              (1,335)
         Decrease in expenses payable                                                (89,451)
                                                                             ----------------
    Net cash used for operating activities                                       (18,136,805)
                                                                             ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital contributions                                                         20,090,000
    Prepaid contributions                                                         17,650,000
    Capital withdrawals                                                             (522,000)
                                                                             ----------------
    Net cash provided by financing activities                                     37,218,000
                                                                             ----------------

Net increase in cash and cash equivalents                                         19,081,195
Cash and cash equivalents at beginning of period                                     433,910
                                                                             ----------------
Cash and cash equivalents at end of period                                    $   19,515,105
                                                                             ================

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

     1.  ORGANIZATION

         Lazard Alternative Strategies Fund, L.L.C. (the "Company") was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its objective through the allocation of capital among selective alternative asset managers (the "Portfolio Managers") or the funds they operate ("Portfolio Funds"). The Company will primarily invest in Portfolio Funds which are unregistered funds. Lazard Alternatives, LLC, a subsidiary of Lazard Freres & Co. LLC ("LF&Co."), a New York limited liability company, serves as the Company's investment adviser and manager (herein referred to as the "Investment Adviser" or "Lazard Alternatives") pursuant to an investment advisory agreement under which it directs the Company's investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company ("Board of Managers").

         On March 18, 2002, the Board of Managers changed the fiscal year end of the Company from December 31 to March 31.

     2.  SIGNIFICANT ACCOUNTING POLICIES

         a.  NET ASSET VALUATION

         The net asset value of the Company is determined as of the close of business on the last business day of each month (the "Valuation Date"). The Company will value interests in Portfolio Funds at fair value, which ordinarily will be the value determined by their Portfolio Managers in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memorandums (the "Agreements"). The Company values these investments at fair value based on financial data supplied by the Portfolio Funds.

         Interest income is recorded on the accrual basis.

         The Company's investments in Portfolio Funds are carried at fair value as determined by the Company's pro rata interest in the net assets of each Portfolio Fund based on the financial data supplied by the Portfolio Funds, and are net of management and performance incentive fees or allocations payable to the Portfolio Funds' managers as required by the Portfolio Funds' Agreements. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund's financial statements. Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the Portfolio Funds as a return of capital.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

     2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         b.  FUND EXPENSES

         The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of the Board of Managers. The Company will also bear the Management Fee paid to the Investment Adviser.

         c.  INCOME TAXES

         As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report on its own tax return its distributive share of the Company's taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been provided for.

         d.  CASH EQUIVALENTS

         The Company treats all highly liquid financial instruments that mature within three months as cash equivalents. At September 30, 2002, $19,515,105 in cash equivalents was held at PNC Bank.

         e.  ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

     3.  MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

         Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and federal regulators, providing certain legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. As the Investment Advisor, Lazard Alternatives is also responsible for managing the Company's assets and selecting Portfolio Funds. In consideration for such services, the Company will pay Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company's net assets.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

     3. MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

         Net profits or net losses of the Company for each allocation period will be allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account, as defined) as of the last day of each allocation period in accordance with members' respective investment percentages for the allocation period. Generally at the end of each calender year an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a member during the period (an "Incentive Allocation") will be debited from the member's capital account (including the Adviser's capital account) and credited to the Special Member Account. For the period ended September 30, 2002, the tentative incentive allocation was $98,227, representing a tentative reallocation of $32,999 for the period January 1, 2002 to March 31, 2002 and $65,228 for the period April 1, 2002 to September 30, 2002.


         Each member of the Board of Managers ("Manager") who is not an "interested person" of the Company, as defined by the Act, receives an annual retainer of $6,000 plus a fee for each meeting attended. Currently, one Manager is an "interested person" of the Company. All Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

         PFPC Trust Company serves as custodian of the Company's assets and provides custodial services for the Company. PFPC Inc. serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, tax and investor related services. The Company pays a monthly fee to the administrator based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the administrator's expenses. During the period ended September 30, 2002, PFPC Inc. agreed to waive certain of its expenses in the amount of $8,334.

     4.  SECURITIES TRANSACTIONS

         Aggregate purchases and proceeds from sales of Portfolio Funds for the period ended September 30, 2002, amounted to $21,950,000 and $3,613,625, respectively. At September 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2002, Net unrealized appreciation on investments was $1,777,342, consisting of $2,474,304 gross unrealized appreciation and $696,962 gross unrealized depreciation.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

     5.  RISK FACTORS

         An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter party defaults. No guarantee or representation is made that the investment program will be successful.

         The Company maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

     6.  REPURCHASE OF COMPANY INTERESTS

         The Board of Managers may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase interests from members twice in each year, effective as of June 30th and December 31st of each year.

     7.  FINANCIAL HIGHLIGHT INFORMATION


                                                    PERIOD FROM               PERIOD FROM               PERIOD FROM
                                                  APRIL 1, 2002 TO           JANUARY 1, 2002         SEPTEMBER 4, 2001
                                                 SEPTEMBER 30, 2002         TO MARCH 31, 2002       TO DECEMBER 31, 2001
         Total return before incentive
             allocation*                                 1.93%                   1.46%                      2.62%
         Incentive Allocation                           (0.19%)                 (0.14%)                    (0.26%)
                                                         ----                    ----                       ----
         Total net return after incentive
             allocation*                                 1.74%                   1.32%                      2.36%
                                                         ====                    ====                       ====

         Net assets, end of period (000)              $43,308                 $23,087                    $22,599

             *Total return assumes a purchase of an interest in the Company on the first day and a sale of the interest on the last day of the period noted. Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. Total returns for a period of less than a full year are not annualized.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

--------------------------------------------------------------------------------

    7.   FINANCIAL HIGHLIGHT INFORMATION (CONTINUED)

         Annualized ratios to average net assets:

                                                    PERIOD FROM               PERIOD FROM                  PERIOD FROM
                                                  APRIL 1, 2002 TO             JANUARY 1, 2002          SEPTEMBER 4, 2001
                                                 SEPTEMBER 30, 2002         TO MARCH 31, 2002         TO DECEMBER 31, 2001

         Net investment income (loss)
               before incentive allocation              (1.88%)                   (2.14%)                     (0.85%)

         Operating expenses, excluding
               organizational expenses                   1.98%                     2.42%                       3.21%
         Organizational expenses                           --                        --                        2.88%
         Incentive allocation                            0.47%                     0.59%                       0.80%
                                                         ----                      ----                        ----
         Total expenses and incentive
               allocation before waivers                 2.45%                     3.01%                       6.89%

         Expenses waived                                (0.06%)                   (0.27%)                     (5.08%)
                                                         ----                      ----                        ----
         Net expenses                                    2.39%                     2.74%                       1.81%
                                                         ====                      ====                        ====


     8.  SUBSEQUENT EVENTS

         As stated in the offering documents of Lazard Alternative Strategies Fund, L.L.C., the Company is offering to purchase limited liability company interests in the Company ("Interests") from members of the Company at their net asset value (that is, the value of the Company's assets minus its liabilities, multiplied by the proportionate interest in the Company a member desires to redeem). The offer to purchase Interests (the "Offer") will remain open until 12:00 midnight, New York time, on November 29, 2002 unless the Offer is extended. The net asset value of Interests will be calculated for this purpose as of December 31, 2002 or, if the Offer is extended, approximately one month after the date by which Members must tender their Interests for repurchase (in each case, the "Valuation Date").

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Board of Managers and officers of the company is set forth below.


                                                                                          Number of
                                                                                          Lazard-Affiliated
Name, Year of Birth, Address and     Length of    Principal Occupation During             Funds Overseen        Other Directorships
Position with Company                Time Served  Past Five Years                         by Manager            Held by Manager
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED MANAGERS


Mr. Lawrence Kudlow, Born 1947      12 months     CEO, Kudlow & Co., LLC (2001- 2002);          None                  None
Redding, CT                                       Sr. Managing Director and Chief
Manager                                           Economist, ING Barings (2000-
                                                  2001); Managing Director and
                                                  Chief Economist, Schroder & Co.
                                                  (1999-2000); Sr. Vice President
                                                  and Chief Economist, American
                                                  Skandia (1996-1999)

Mr. Leon M. Pollack, Born 1941      12 months     Managing Director, Donaldson,                 None                  None
Palm Beach Gardens, FL                            Lufkin & Jenrette (1988-2002)
Manager

Mr. Richard Reiss, Jr, Born 1944    7 months      Managing Partner, Georgica Advisors,           8                    2
New York, NY                                      LLC (1991 - 2002)
Manager



                                                         INTERESTED MANAGER


Mr. Michael S. Rome, Born 1958      12 months     Managing Director, Lazard                       8                   None
Greenwich, CT                                     Alternatives, LLC (2001); Managing
Manager                                           Director, Lazard, LLC (1991-2002)



                                                    OFFICERS WHO ARE NOT MANAGERS


Mr. Daniel A. Federmann, Born 1970  12 months     Vice President and Treasurer, CPA, CFA        N/A                   N/A
Kew Gardens, NY                                   Lazard Asset Management (2001- 2002);
Treasurer                                         Audit Manager, Pricewaterhouse-
                                                  Coopers LLP (1992-1998)

Mr. Kevin Droutman, Born 1969       12 months     Manager, Lazard Asset Management              N/A                   N/A
Lake Grove, NY                                    (2001-2002); Manager, Accounting &
Assistant Treasurer                               Administration, McKinsey & Co. MGM
                                                  Investment Programs (1994-2001)

Mr. Nathan A. Paul, Born 1973       12 months     General Counsel, Director, Lazard             N/A                   N/A
Bergenfield, NJ                                   Asset Management (2000-2002);
Secretary                                         Associate, Schulte Roth & Zabel LLP
                                                  (1997-2000)


All Managers and officers serve for terms of indefinite duration.

Mr. Rome is considered an "interested person", as defined by the 1940 Act, of the Company by virtue of his affiliation with the Investment Adviser.